SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 12, 2005 (May 9, 2005)

                         AXIS CAPITAL HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)


         Bermuda                     001-31721                   98-0395986
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


             106 Pitts Bay Road                                HM 08
             Pembroke, Bermuda
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 441-296-2600

                                Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01        Other Events

         On May 9, 2005, AXIS Capital Holdings Limited (the "Company") entered into an underwriting agreement by and among the Company, Morgan Stanley & Co. Incorporated and the selling shareholders listed on Schedule I thereto (the "Selling Shareholders") for the sale of 11,580,080 common shares, par value $0.0125 of the Company (the "Common Shares") held by the Selling Shareholders and attached to this report as Exhibit 1.1. The Common Shares were sold under the Company's Form S-3 shelf registration statement (File No. 333-118023). The Company will not receive any proceeds from the sale of the Common Shares by the Selling Shareholders.


Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits.

1.1 Underwriting Agreement, dated May 9, 2005, by and among the Company, Morgan Stanley & Co. Incorporated, as underwriter and the selling shareholders named in Schedule I thereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: May 12, 2005                         AXIS CAPITAL HOLDINGS LIMITED


                                            By: /s/ Carol S. Rivers
                                                -----------------------------
                                                Carol S. Rivers
                                                General Counsel and Secretary

                                 EXHIBIT INDEX

Exhibit            Description of Document
Number

1.1 Underwriting Agreement, dated May 9, 2005, by and among the Company, Morgan Stanley & Co. Incorporated, as underwriter and the selling shareholders named in Schedule I thereto.